UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

October 25, 2016

Date of Report (date of earliest event reported)

Overstock.com, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

799 W. Coliseum Way

Midvale, Utah 84121

(Address of principal executive offices)

(801) 947-3100

(Registrant’s telephone number, including area code)

6350 South 3000 East

Salt Lake City, Utah 84121

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

On October 25, 2016, Overstock.com, Inc. (the “Company”) issued a press release announcing its intention to conduct a rights offering.  The rights offering will be made pursuant to Overstock’s effective shelf registration statement on Form S-3 (Reg. No. 333-203607) on file with the Securities and Exchange Commission (the “SEC”), and a prospectus supplement to be filed with the SEC prior to the commencement of the rights offering. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Neither this Current Report on Form 8-K nor such press release constitutes an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any proposed offering referenced herein will be made only by means of a prospectus supplement and the accompanying base prospectus.

In accordance with General Instruction B.2 of Form 8-K, the information contained in Exhibit 99.1 furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section, and shall not be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits.

99.1        Press Release dated October 25, 2016

Certain statements contained in this Form 8-K, including all statements other than statements of historical fact, may constitute “forward-looking statements.”   In addition to the uncertainty of all forward-looking information, there are specific risks identified in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2016 filed with the SEC on August 4, 2016 that the Company faces that could cause actual results to be materially different from those that may be set forth in forward-looking statements made by the Company.  There also may be additional risks that the Company does not presently know or that it currently believes are immaterial that could also impair its business and results of operations.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ E. Glen Nickle
E. Glen Nickle
Acting General Counsel and Vice President, Legal
Date:	October 25, 2016